Exhibit 99.1

Advent Software Reports First Quarter 2011 Results

Revenue of $75 Million and GAAP Operating Profitability of $12 Million

SAN FRANCISCO — April 26, 2011 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the first quarter ended March 31, 2011.

“I am pleased to report strong first quarter results, reflecting solid global execution and continued demand for our market-leading solutions,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “By staying focused on our strategy — broadening our product portfolio, expanding our global footprint, and growing our addressable market — 2011 is off to a great start, and we see strong demand ahead that will continue to drive top-line growth.”

FIRST QUARTER 2011 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue from continuing operations of $75.3 million for the first quarter of 2011, compared to $66.7 million in the first quarter of 2010, a 13% increase.

Operating income from continuing operations for the first quarter of 2011 was $11.5 million, or 15% of revenue, up from $7.3 million or 11% of revenue for the first quarter of 2010.

Net income from continuing operations for the first quarter of 2011 was $7.9 million compared to $4.2 million in the first quarter of 2010, an 86% increase.

On a fully diluted basis, earnings per share from continuing operations in the first quarter of 2011 were $0.14 and represent an 83% increase from diluted earnings per share of $0.08 in the first quarter of 2010.

Operating cash flow from continuing operations in the first quarter of 2011 was $11.6 million, compared with $12.5 million in the first quarter of 2010, an 8% decrease. Cash, cash equivalents and marketable securities of continuing operations totaled $140.9 million as of March 31, 2011, compared to $152.0 million as of December 31, 2010, a 7% decrease.

Total deferred revenue from continuing operations as of March 31, 2011 were $156.5 million, compared to $154.2 million as of December 31, 2010, a 1% increase from the end of last quarter.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income from continuing operations for the first quarter of 2011 was $17.7 million, or 23% of revenue. This represents a 39% increase compared to $12.7 million from continuing operations, or 19% of revenue, in the first quarter of 2010. On a fully diluted basis, non-GAAP earnings per share from continuing operations were $0.21 in the first quarter of 2011 and represent a 45% increase from non-GAAP diluted earnings per share of $0.14 in the first quarter of 2010.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

FIRST QUARTER HIGHLIGHTS

•                  First Quarter Bookings:  The term license and Advent OnDemand® contracts signed in the first quarter of 2011 will contribute $5.1 million in annual revenue once they are fully implemented.

•                  Continued International Demand:  Signaling continued momentum outside of North America, Advent signed new contracts around the world, including Hong Kong, Saudi Arabia, France, Scandinavia, Switzerland and the United Kingdom (UK) in the first quarter.  New clients included United Investment Bank in Dubai and Carmignac Gestion in Paris.  Revenue from international operations accounted for 17% of total revenue in the first quarter of 2011.

•                  Acquisition of Syncova:  Advent completed its acquisition of Syncova Solutions Limited, a privately held UK-based company specializing in margin and financing management for hedge funds and prime brokers.  Under the terms of the agreement, Advent acquired all of the outstanding capital stock of Syncova for $25 million.  The completion of the acquisition expands its leadership in the alternative asset management segment with the addition of margin management and financing analysis capabilities to Advent’s market leading Geneva platform.

•                  Recognition of Superior Service Delivery:  Advent earned “Best of the Best” Recognition from the Professional Services Maturity Benchmark report conducted by independent research and consulting firm Service Performance Insight (SPI) Research, whose focus is operational efficiency and effectiveness.  Advent significantly outperformed the benchmark average by excelling in all five service performance categories: Leadership, Finance and Operations, Human Capital Alignment, Service Execution and Client Relationships.

•                  Received Final Payment for MicroEdge Divestiture:  In connection with the sale of Advent’s MicroEdge subsidiary in the fourth quarter of 2009, Advent received the final payment of $3 million, which was released from escrow.  This receipt was recorded in Advent’s discontinued operations’ results in the first quarter of 2011.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the second quarter and fiscal year 2011:

Guidance	Q2 2011	FY 2011
Total Revenue ($M)	$75-$77	$310-$317
GAAP Operating Margin	n/a	13%-14%
Amortization of Intangibles (% of revenue)	n/a	1%-2%
Stock Compensation Expense (% of revenue)	n/a	6%-7%
Non-GAAP Operating Margin	n/a	21%-22%
Operating Cash Flow ($M)	n/a	$81-$85
Capital Expenditures ($M)	n/a	$12-$15

INVESTOR CALL

Advent Software, Inc. will host its Q1 2011 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q1 2011 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 888-268-4176 and request conference ID #61339775.  A replay will be available through midnight, May 3, 2011, by calling 888-286-8010 and referencing conference ID #82499618.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our revenue growth, market acceptance and demand for our products that will drive top line growth, international expansion, synergies related to our acquisition of Syncova Solutions Limited, and the momentum of the business, and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Limited, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Advent OnDemand, Geneva and Moxy are registered trademarks of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

CONTACT
Media Contact:
Smita Topolski
Advent Software, Inc.
(415) 645-1668
stopolsk@advent.com

Investor Relations Contact:
Heidi Flaherty
Advent Software, Inc.
(415) 645-1145
flaherty@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	March 31	December 31
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$74,301	$81,948
Short-term marketable securities	58,936	70,075
Accounts receivable, net	50,199	49,960
Deferred taxes, current	16,441	16,358
Prepaid expenses and other	20,572	17,864
Total current assets	220,449	236,205
Property and equipment, net	40,446	41,524
Goodwill	163,860	145,580
Other intangibles, net	31,610	19,772
Long-term marketable securities	7,633	—
Deferred taxes, long-term	34,641	33,591
Other assets	11,124	12,059
Noncurrent assets of discontinued operation	2,029	2,095

Total assets	$511,792	$490,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,095	$6,737
Accrued liabilities	29,287	34,080
Deferred revenues	150,096	147,896
Income taxes payable	3,829	1,691
Current liabilities of discontinued operation	1,644	165
Total current liabilities	190,951	190,569
Deferred revenues, long-term	6,426	6,337
Other long-term liabilities	16,859	14,844
Noncurrent liabilities of discontinued operation	4,937	5,228

Total liabilities	219,173	216,978

Stockholders’ equity:
Common stock	524	520
Additional paid-in capital	418,074	411,600
Accumulated deficit	(137,159)	(146,887)
Accumulated other comprehensive income	11,180	8,615
Total stockholders’ equity	292,619	273,848

Total liabilities and stockholders’ equity	$511,792	$490,826

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended March 31
	2011	2010

Net revenues:
Recurring revenues	$67,327	$60,119
Non-recurring revenues	7,999	6,569

Total net revenues	75,326	66,688

Cost of revenues (1):
Recurring revenues	14,788	12,427
Non-recurring revenues	7,239	6,657
Amortization of developed technology	1,516	1,516

Total cost of revenues	23,543	20,600

Gross margin	51,783	46,088

Operating expenses (1):
Sales and marketing	18,184	16,860
Product development	12,642	12,061
General and administrative	9,084	9,551
Amortization of other intangibles	320	315
Restructuring charges	26	29

Total operating expenses	40,256	38,816

Income from continuing operations	11,527	7,272
Interest income and other income (expense), net	31	(706)

Income from continuing operations before income taxes	11,558	6,566
Provision for income taxes	3,654	2,323

Net income from continuing operations	$7,904	$4,243

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $1,344 and $(33), respectively)	1,824	(48)

Net income	$9,728	$4,195

Basic net income (loss) per share:
Continuing operations	$0.15	$0.08
Discontinued operation	0.03	(0.00)
Total operations	$0.19	$0.08

Diluted net income (loss) per share:
Continuing operations	$0.14	$0.08
Discontinued operation	0.03	(0.00)
Total operations	$0.18	$0.08

Weighted average shares used to compute net income per share:
Basic	52,201	51,748
Diluted	55,339	54,277

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$500	$414
Cost of non-recurring revenues	246	290
Total cost of revenues	746	704

Sales and marketing	1,498	1,298
Product development	1,172	1,209
General and administrative	1,043	1,074
Total operating expenses	3,713	3,581

Total stock-based employee compensation expense	$4,459	$4,285

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2011	2010
Cash flows from operating activities:
Net income	$9,728	$4,195
Adjustment to net income for discontinued operation	(1,824)	48
Net income from continuing operations	7,904	4,243

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	4,459	4,285
Depreciation and amortization	4,417	4,331
Provision for doubtful accounts	71	25
Reduction of sales returns	(706)	(168)
Deferred income taxes	(72)	(9)
Other	38	111
Effect of statement of operations adjustments	8,207	8,575
Changes in operating assets and liabilities:
Accounts receivable	509	2,031
Prepaid and other assets	(1,453)	1,692
Accounts payable	(670)	4,435
Accrued liabilities	(5,773)	(6,404)
Deferred revenues	961	(3,974)
Income taxes payable	1,908	1,938
Effect of changes in operating assets and liabilities	(4,518)	(282)

Net cash provided by operating activities from continuing operations	11,593	12,536

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(24,648)	(4,719)
Purchases of property and equipment	(1,436)	(4,308)
Capitalized software development costs	(1,612)	(1,197)
Purchases of marketable securities	(26,140)	(3,000)
Sales and maturities of marketable securities	29,408	3,000

Net cash used in investing activities from continuing operations	(24,428)	(10,224)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	3,161	3,113
Withholding taxes related to equity award net share settlement	(2,608)	(534)
Excess tax benefits from stock-based compensation	1,344	—
Repurchase of common stock	—	(10,542)

Net cash provided by (used in) financing activities from continuing operations	1,897	(7,963)

Net cash transferred from (to) discontinued operation	3,078	(54)

Effect of exchange rate changes on cash and cash equivalents	213	(157)

Net change in cash and cash equivalents from continuing operations	(7,647)	(5,862)
Cash and cash equivalents of continuing operations at beginning of period	81,948	57,877

Cash and cash equivalents of continuing operations at end of period	$74,301	$52,015

	Three Months Ended March 31
	2011	2010
Supplemental disclosure of cash flow information
Cash flow from discontinued operation:
Net cash provided by (used in) operating activities	$74	$(319)
Net cash provided by investing activities	3,004	—
Net cash transferred from (to) continuing operations	(3,078)	54
Effect of exchange rates on cash and cash equivalents	—	(1)
Net change in cash and cash equivalents from discontinued operations	—	(266)
Cash and cash equivalents of discontinued operation at beginning of period	—	266
Cash and cash equivalents of discontinued operation at end of period	$—	$—

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended March 31, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$51,783	69%	$11,527	15%	$7,904

Amortization of acquired developed technology	916		916		916
Amortization of other acquired intangibles	—		320		320
Stock-based compensation - cost of revenues	746		746		746
Stock-based compensation - operating expenses	—		3,713		3,713
Acquisition related expenses	—		450		450
Restructuring charges	—		26		26
Income tax adjustment for non-GAAP (1)	—		—		(2,551)

Non-GAAP	$53,445	71%	$17,698	23%	$11,524

Diluted net income per share
GAAP					$0.14
Non-GAAP					$0.21

Shares used to compute diluted net income per share					55,339

	Three Months Ended March 31, 2010 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$46,088	69%	$7,272	11%	$4,243

Amortization of acquired developed technology	804		804		804
Amortization of other acquired intangibles	—		315		315
Stock-based compensation - cost of revenues	704		704		704
Stock-based compensation - operating expenses	—		3,581		3,581
Restructuring charges	—		29		29
Income tax adjustment for non-GAAP (1)	—		—		(1,877)

Non-GAAP	$47,596	71%	$12,705	19%	$7,799

Diluted net income per share
GAAP					$0.08
Non-GAAP					$0.14

Shares used to compute diluted net income per share					54,277

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2011
	Continuing Operations
	Operating Income %

Projected GAAP	13%	to	14%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	1%	to	2%
Projected stock based compensation adjustment	6%	to	7%

Projected non-GAAP	21%	to	22%